LIBERTY ALL-STAR® EQUITY FUND

USA

3RD QUARTER SEPTEMBER 30, 2012

ALL-STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND

Period Ending September 30, 2012 (Unaudited)

Fund Statistics

Net Asset Value (NAV)		$5.38

Market Price		$4.83

Discount		10.2%

	Quarter		Year-to-Date

Distributions	$0.08		$0.24

Market Price Trading Range	$4.41 to $4.96		$4.21 to $5.01

Discount Range	9.2% to 12.6%		9.2% to 15.3%

Performance

Shares Valued at NAV	6.05%		13.05%

Shares Valued at NAV with Dividends Reinvested	6.03%		13.43%

Shares Valued at Market Price with Dividends Reinvested	8.91%		20.42%

S&P 500® Index	6.35%		16.44%

Lipper Large-Cap Core Mutual Fund Average*	6.20%		14.67%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	59th		67th

Number of Funds in Category	985		967

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500® Index can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: USA. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders:	October 2012

After giving up ground in the second quarter, equities returned to positive territory in the third quarter—not rivaling the exceptional returns of the first quarter, but a gratifying three months nonetheless. The S&P 500® Index returned 6.35 percent for the quarter, bringing its year-to-date return through September 30 to 16.44 percent. Other key equity indices also registered gains.

The same fears that dealt a setback to equities in the second quarter simmered beneath the surface in the third quarter; these were largely macro concerns, including worries over defaults on sovereign debt in Europe, slower economic growth in China, and federal budget deficits and the looming fiscal cliff in the U.S. Nevertheless, investors were more willing to take on risk during the third quarter. Equities benefited from expectations that central banks around the world would take steps to stimulate their economies. In the euro zone, investors were heartened by the European Central Bank’s plan to buy government debt and thus reduce some nations’ borrowing costs. In the U.S., the economy continued to be burdened by the weakest economic recovery since the Great Depression. The housing sector showed some strength, however, and consumer confidence posted a surprising increase in August. Corporations’ earnings reports generally topped expectations; select technology companies, in particular, performed well.

For the quarter, Liberty All-Star Equity Fund posted net asset value (NAV) based results in-line with its relevant benchmarks, while exceeding those benchmarks with shares valued at market price (with dividends reinvested). The Fund returned 6.05 percent with shares valued at NAV, 6.03 percent with shares valued at NAV with dividends reinvested and 8.91 percent with shares valued at market price (with dividends reinvested). Through the first nine months of the year, shares valued at NAV advanced 13.05 percent while shares valued at NAV with dividends reinvested returned 13.43 percent. The Fund’s shares valued at market price (with dividends reinvested) returned a particularly strong 20.42 percent through September 30. This compares with a 16.44 percent return for the S&P 500® Index and 14.67 percent for the Lipper Large-Cap Core Mutual Fund Average.

The Fund’s quarterly return would have been better but for a slow start in July, as volatility from the second quarter spilled over into the start of the third quarter. The Fund gained momentum through the rest of the period, however, with solid outperformance in August and September. The discount at which the Fund’s shares trade relative to their underlying NAV continued to narrow, as it ranged from 9.2 percent to 12.6 percent over the quarter.

The Fund’s distribution policy, which has been in place since 1988, is a major component of the Fund’s total return. The Fund pays out 1.5 percent of its NAV each quarter, or 6 percent annually. Often, however, these distributions—either in cash or reinvested in additional Fund shares—are overlooked. As you will see in the table on the inside front cover of this report, the Fund has paid distributions of $0.24 through three quarters and will pay $0.32 cents for the year. Bear in mind, as well, that these distributions add up over time—in fact, since the advent of the policy back in 1988, they total $22.66 per share through September 30.

Third Quarter Report (Unaudited) | September 30, 2012	1

President’s Letter	Liberty All-Star® Equity Fund

We are pleased that the Fund has delivered double-digit returns thus far in 2012, especially given the numerous political and economic uncertainties. With a wide range of factors likely to influence the equity market in the final quarter—including the presidential election—it should be an interesting close to the year. No matter what the investment environment holds, please be assured that your management team at ALPS Advisors and the Fund’s five investment management firms remain committed to diligence, prudence and discipline.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2012 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share		Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10		6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012
1st Quarter	0.08
2nd Quarter	0.08
3rd Quarter	0.08
Total	$22.66

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

Third Quarter Report (Unaudited) | September 30, 2012	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
September 30, 2012 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	3.35%
JPMorgan Chase & Co.	2.40
QUALCOMM, Inc.	2.14
Google, Inc., Class A	2.07
Schlumberger Ltd.	1.62
The Allstate Corp.	1.48
SunTrust Banks, Inc.	1.48
ACE Ltd.	1.47
Wells Fargo & Co.	1.47
Citigroup, Inc.	1.45
State Street Corp.	1.25
TE Connectivity Ltd.	1.23
Devon Energy Corp.	1.22
Teva Pharmaceutical Industries Ltd.	1.21
Cisco Systems, Inc.	1.18
Visa, Inc., Class A	1.13
Chesapeake Energy Corp.	1.12
American Tower Corp., Class A	1.09
MetLife, Inc.	1.04
Baidu, Inc.	1.03
30.43%

Economic Sectors*	Percent of Net Assets
Information Technology	22.84%
Financials	21.43
Energy	14.05
Consumer Discretionary	12.08
Health Care	9.62
Industrials	7.12
Consumer Staples	5.63
Materials	2.96
Telecommunication Services	1.68
Utilities	1.09
Other Net Assets	1.50
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

The following are the major ($3 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2012.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/12

Purchases

Capital One Financial Corp.	71,066	71,066
The Coca-Cola Company	123,389	185,389	*
Delphi Automotive PLC	185,450	185,450
Devon Energy Corp.	60,115	199,748
Equinix, Inc.	19,600	19,600
Starbucks Corp.	102,200	102,200
Teva Pharmaceutical Industries Ltd.	164,670	289,270
Verisk Analytics, Inc., Class A	84,900	84,900
WellPoint, Inc.	66,545	129,243

Sales

Apple, Inc.	(12,353)	49,749
C.H. Robinson Worldwide, Inc.	(57,100)	33,845
Expeditors International of Washington, Inc.	(100,190)	0
Gilead Sciences, Inc.	(55,038)	34,426
The Goldman Sachs Group, Inc.	(31,776)	33,575
Staples, Inc.	(285,000)	646,750
Valero Energy Corp.	(248,080)	58,650

*	Adjusted for stock split.

Third Quarter Report (Unaudited) | September 30, 2012	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2012 (Unaudited)

		Investment Style Spectrum

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	40	39	36	47	32	161*	500
Percent of Holdings in Top 10	51%	39%	38%	38%	46%	19%	21%
Weighted Average Market Capitalization (billions)	$32	$63	$74	$87	$103	$72	$120
Average Five-Year Earnings Per Share Growth	(8)%	(1)%	2%	21%	25%	8%	10%
Dividend Yield	1.4%	2.3%	2.5%	1.3%	0.9%	1.7%	2.2%
Price/Earnings Ratio**	12x	10x	12x	17x	24x	14x	16x
Price/Book Value Ratio	1.4x	2.4x	2.2x	4.9x	5.5x	3.3x	4.0x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (98.50%)
CONSUMER DISCRETIONARY (12.08%)
Auto Components (1.56%)
Delphi Automotive PLC(a)	185,450	$5,748,950
Johnson Controls, Inc.	221,805	6,077,457
Magna International, Inc.	84,385	3,650,495

		15,476,902

Diversified Consumer Services (0.96%)
Apollo Group, Inc., Class A(a)	327,814	9,522,997

Hotels, Restaurants & Leisure (1.93%)
Carnival Corp.	120,975	4,408,329
Marriott International, Inc., Class A	192,921	7,543,211
Orient-Express Hotels Ltd., Class A(a)	219,101	1,949,999
Starbucks Corp.	102,200	5,186,650

		19,088,189

Household Durables (2.39%)
KB Home	334,300	4,797,205
NVR, Inc.(a)	11,870	10,024,215
Toll Brothers, Inc.(a)	265,301	8,815,952

		23,637,372

Internet & Catalog Retail (1.59%)
Amazon.com, Inc.(a)	39,792	10,119,901
priceline.com, Inc.(a)	9,075	5,614,975

		15,734,876

Media (1.01%)
CBS Corp., Class B Non-voting Shares	60,807	2,209,118
Omnicom Group, Inc.	96,050	4,952,338
The Walt Disney Co.	54,613	2,855,168

		10,016,624

Multi-Line Retail (0.64%)
Dollar General Corp.(a)	123,014	6,340,141

Specialty Retail (1.06%)
Dick’s Sporting Goods, Inc.	37,030	1,920,006
Staples, Inc.	646,750	7,450,560
Tiffany & Co.	17,407	1,077,145

		10,447,711

Textiles, Apparel & Luxury Goods (0.94%)
Burberry Group PLC(b)	71,585	2,323,649
VF Corp.	43,774	6,975,825

		9,299,474

CONSUMER STAPLES (5.63%)
Beverages (2.21%)
The Coca-Cola Company	185,389	7,031,805

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2012	7

Schedule of Investments	Liberty All-Star® Equity Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Beverages (continued)
Diageo PLC(b)	54,505	$6,144,349
Molson Coors Brewing Co., Class B	91,025	4,100,676
Monster Beverage Corp.(a)	42,092	2,279,703
PepsiCo, Inc.	33,000	2,335,410

		21,891,943

Food & Staples Retailing (0.88%)
Costco Wholesale Corp.	48,000	4,806,000
CVS Caremark Corp.	80,000	3,873,600

		8,679,600

Food Products (1.31%)
Archer-Daniels-Midland Co.	210,000	5,707,800
Kellogg Co.	38,000	1,963,080
Mead Johnson Nutrition Co.	72,200	5,290,816

		12,961,696

Household Products (0.62%)
The Procter & Gamble Co.	89,000	6,173,040

Tobacco (0.61%)
British American Tobacco PLC(b)	58,691	6,024,044

ENERGY (14.05%)
Energy Equipment & Services (3.88%)
Baker Hughes, Inc.	68,300	3,089,209
National-Oilwell Varco, Inc.	51,400	4,117,654
Oceaneering International, Inc.	105,300	5,817,825
Schlumberger Ltd.	221,789	16,041,998
Tidewater, Inc.	143,000	6,939,790
Weatherford International Ltd.(a)	192,614	2,442,346

		38,448,822

Oil, Gas & Consumable Fuels (10.17%)
Anadarko Petroleum Corp.	44,439	3,107,175
Arch Coal, Inc.	1,336,380	8,459,285
BP PLC(b)	233,257	9,880,766
Chesapeake Energy Corp.	585,726	11,052,650
Chevron Corp.	61,000	7,110,160
Cobalt International Energy, Inc.(a)	245,200	5,460,604
ConocoPhillips	103,000	5,889,540
CONSOL Energy, Inc.	50,410	1,514,820
Devon Energy Corp.	199,748	12,084,754
Exxon Mobil Corp.	44,775	4,094,674
Hess Corp.	57,540	3,091,049
Occidental Petroleum Corp.	93,000	8,003,580
Peabody Energy Corp.	369,340	8,232,589
Royal Dutch Shell PLC, Class A(b)	135,412	9,398,947

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	58,650	$1,858,032
WPX Energy, Inc.(a)	87,655	1,454,196

		100,692,821

FINANCIALS (21.43%)
Capital Markets (4.49%)
The Charles Schwab Corp.	657,100	8,404,309
Franklin Resources, Inc.	39,125	4,893,364
The Goldman Sachs Group, Inc.	33,575	3,816,806
Invesco Ltd.	172,925	4,321,396
Morgan Stanley	352,675	5,903,779
State Street Corp.	295,175	12,385,543
UBS AG	389,825	4,748,069

		44,473,266

Commercial Banks (5.28%)
BB&T Corp.	155,000	5,139,800
Huntington Bancshares, Inc.	504,711	3,482,506
KeyCorp	237,225	2,073,346
PNC Financial Services Group, Inc.	99,664	6,288,798
Regions Financial Corp.	851,530	6,139,531
SunTrust Banks, Inc.	517,188	14,620,905
Wells Fargo & Co.	420,650	14,525,045

		52,269,931

Consumer Finance (1.01%)
American Express Co.	103,500	5,885,010
Capital One Financial Corp.	71,066	4,051,473

		9,936,483

Diversified Financial Services (4.16%)
Bank of America Corp.	344,350	3,040,611
Citigroup, Inc.	438,464	14,346,542
JPMorgan Chase & Co.	587,650	23,788,072

		41,175,225

Insurance (6.23%)
ACE Ltd.	192,445	14,548,842
The Allstate Corp.	369,995	14,655,502
American International Group, Inc.(a)	164,375	5,389,856
Assured Guaranty Ltd.	272,219	3,707,623
Axis Capital Holdings Ltd.	245,460	8,571,463
Genworth Financial, Inc., Class A(a)	214,434	1,121,490
MetLife, Inc.	299,750	10,329,385
RenaissanceRe Holdings Ltd.	20,253	1,560,291
WR Berkley Corp.	48,566	1,820,739

		61,705,191

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2012	9

Schedule of Investments	Liberty All-Star® Equity Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Investment Trusts (0.26%)
Camden Property Trust	40,182	$2,591,337

HEALTH CARE (9.62%)
Biotechnology (0.61%)
Celgene Corp.(a)	49,563	3,786,613
Gilead Sciences, Inc.(a)	34,426	2,283,477

		6,070,090

Health Care Equipment & Supplies (2.78%)
Becton, Dickinson and Co.	75,650	5,943,064
Hologic, Inc.(a)	156,584	3,169,260
Intuitive Surgical, Inc.(a)	7,100	3,518,973
NuVasive, Inc.(a)	31,041	711,149
St. Jude Medical, Inc.	169,000	7,119,970
Zimmer Holdings, Inc.	105,000	7,100,100

		27,562,516

Health Care Providers & Services (1.45%)
Brookdale Senior Living, Inc.(a)	294,327	6,834,273
WellPoint, Inc.	129,243	7,497,386

		14,331,659

Health Care Technology (0.70%)
Cerner Corp.(a)	88,864	6,878,962

Life Sciences Tools & Services (1.13%)
Illumina, Inc.(a)	44,190	2,129,958
Life Technologies Corp.(a)	117,100	5,723,848
Thermo Fisher Scientific, Inc.	57,000	3,353,310

		11,207,116

Pharmaceuticals (2.95%)
Abbott Laboratories	57,875	3,967,910
Allergan, Inc.	77,900	7,134,082
Johnson & Johnson	88,500	6,098,535
Teva Pharmaceutical Industries Ltd.(b)	289,270	11,978,671

		29,179,198

INDUSTRIALS (7.12%)
Aerospace & Defense (2.38%)
The Boeing Co.	43,225	3,009,324
Engility Holdings, Inc.(a)	12,695	234,223
L-3 Communications Holdings, Inc.	76,175	5,462,509
Northrop Grumman Corp.	103,575	6,880,487
Precision Castparts Corp.	37,300	6,092,582
Textron, Inc.	70,009	1,832,136

		23,511,261

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Air Freight & Logistics (0.20%)
C.H. Robinson Worldwide, Inc.	33,845	$1,981,625

Building Products (0.56%)
Fortune Brands Home & Security, Inc.(a)	58,243	1,573,143
Masco Corp.	265,400	3,994,270

		5,567,413

Construction & Engineering (0.53%)
Fluor Corp.	94,044	5,292,796

Electrical Equipment (0.99%)
Emerson Electric Co.	105,000	5,068,350
Rockwell Automation, Inc.	68,316	4,751,378

		9,819,728

Machinery (0.81%)
Joy Global, Inc.	71,893	4,030,321
Navistar International Corp.(a)	190,996	4,028,106

		8,058,427

Professional Services (0.41%)
Verisk Analytics, Inc., Class A(a)	84,900	4,042,089

Road & Rail (0.43%)
CSX Corp.	204,433	4,241,985

Trading Companies & Distributors (0.61%)
Fastenal Co.	140,797	6,052,863

Transportation Infrastructure (0.20%)
Aegean Marine Petroleum Network, Inc.	321,650	1,952,416

INFORMATION TECHNOLOGY (22.84%)

Communications Equipment (4.31%)
Acme Packet, Inc.(a)	165,769	2,834,650
Cisco Systems, Inc.	613,747	11,716,430
Harris Corp.	135,000	6,914,700
QUALCOMM, Inc.	339,516	21,216,355

		42,682,135

Computers & Peripherals (5.26%)
Apple, Inc.	49,749	33,195,518
Dell, Inc.	832,440	8,207,858
Hewlett-Packard Co.	550,600	9,393,236
NetApp, Inc.(a)	37,999	1,249,407

		52,046,019

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2012	11

Schedule of Investments	Liberty All-Star® Equity Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (1.95%)
Avnet, Inc.(a)	37,703	$1,096,780
Corning, Inc.	460,000	6,049,000
TE Connectivity Ltd.	357,900	12,172,179

		19,317,959

Internet Software & Services (4.46%)
Baidu, Inc.(a)(b)	87,346	10,203,760
eBay, Inc.(a)	67,017	3,244,293
Equinix, Inc.(a)	19,600	4,038,580
Google, Inc., Class A(a)	27,106	20,451,477
Monster Worldwide, Inc.(a)	442,000	3,239,860
OpenTable, Inc.(a)	71,921	2,991,913

		44,169,883

IT Services (2.78%)
Cognizant Technology Solutions Corp., Class A(a)	78,300	5,474,736
Computer Sciences Corp.	115,700	3,726,697
Visa, Inc., Class A	82,949	11,138,392
The Western Union Co.	394,292	7,184,000

		27,523,825

Semiconductors & Semiconductor Equipment (0.70%)
ARM Holdings PLC(b)	200,500	5,609,990
MEMC Electronic Materials, Inc.(a)	474,030	1,303,583

		6,913,573

Software (3.38%)
Citrix Systems, Inc.(a)	51,834	3,968,929
Microsoft Corp.	329,025	9,798,365
Oracle Corp.	217,500	6,849,075
Salesforce.com, Inc.(a)	48,900	7,466,541
VMware, Inc., Class A(a)	55,100	5,330,374

		33,413,284

MATERIALS (2.96%)
Chemicals (1.58%)
The Mosaic Co.	78,637	4,530,277
PPG Industries, Inc.	19,925	2,288,187
Praxair, Inc.	57,200	5,941,936
The Sherwin-Williams Co.	19,413	2,890,790

		15,651,190

Metals & Mining (1.38%)
Alcoa, Inc.	407,000	3,601,950
Freeport-McMoRan Copper & Gold, Inc.	98,584	3,901,955
Silver Wheaton Corp.	155,300	6,166,963

		13,670,868

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
TELECOMMUNICATION SERVICES (1.68%)
Wireless Telecommunication Services (1.68%)
American Tower Corp., Class A	150,960	$10,777,034
Vodafone Group PLC(b)	205,500	5,855,723

		16,632,757

UTILITIES (1.09%)
Electric Utilities (0.72%)
Entergy Corp.	80,975	5,611,568
FirstEnergy Corp.	35,414	1,561,757

		7,173,325

Independent Power Producers & Energy Traders (0.37%)
GenOn Energy, Inc.(a)	1,430,175	3,618,343

TOTAL COMMON STOCKS
(COST OF $958,036,537)		975,150,990

	PAR VALUE
SHORT TERM INVESTMENT (1.73%)
REPURCHASE AGREEMENT (1.73%)
Repurchase agreement with State Street Bank & Trust Co., dated 09/28/12, due 10/01/12 at 0.01%, collateralized by Federal National Mortgage Association 3.05% 01/01/42, market value of $17,473,151 (Repurchase proceeds of $17,120,014) (COST OF $17,120,000)	$17,120,000	$17,120,000

TOTAL INVESTMENTS (100.23%)
(COST OF $975,156,537)(c)		992,270,990
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.23%)		(2,249,040)

NET ASSETS (100.00%)		$990,021,951

NET ASSET VALUE PER SHARE
(183,864,812 SHARES OUTSTANDING)		$5.38

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $985,170,961.

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2012	13

Schedule of Investments	Liberty All-Star® Equity Fund

Gross unrealized appreciation and depreciation at September 30, 2012 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$145,542,150
Gross unrealized depreciation	(138,442,121)
Net unrealized appreciation	$7,100,029

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended September 30, 2012, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Third Quarter Report (Unaudited) | September 30, 2012	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
September 30, 2012 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Premiums and discounts are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period.

When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$975,150,990	$–	$–	$975,150,990
Short Term Investment	–	17,120,000	–	17,120,000
Total	$975,150,990	$17,120,000	$–	$992,270,990

*See Schedule of Investments for industry classifications

For the period ended September 30, 2012, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | September 30, 2012	17

Description of Lipper Benchmark and The S&P 500® Index	Liberty All-Star® Equity Fund

September 30, 2012 (Unaudited)

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

S&P 500® Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

You cannot invest directly in an index.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes

Third Quarter Report (Unaudited) | September 30, 2012	19

Notes	Liberty All-Star® Equity Fund

20	www.all-starfunds.com

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Tané T. Tyler, Secretary

Alex J. Marks, Assistant Secretary

Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000487 05/31/13